UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3
FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2021
ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 3 to Form 8-K (this “Amendment”) amends and supplements the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2021 by Advent Technologies Holdings, Inc. (the “Company”), as amended and restated by Amendment No. 1 on Form 8-K/A filed on September 17, 2021 and further amended by Amendment No. 2 on Form 8-K/A filed on November 15, 2021 (collectively, the “Form 8-K”).

As originally reported in the Form 8-K filed on September 1, 2021, on August 31, 2021, pursuant to the previously announced Share Purchase Agreement dated as of June 25, 2021, by and between the Company and F.E.R. fischer Edelstahlrohre GmbH, a limited liability company incorporated under the Laws of Germany, the Company acquired all of the issued and outstanding equity interests in SerEnergy A/S, a Danish stock corporation and a wholly-owned subsidiary of the Seller (“SerEnergy”) and fischer eco solutions GmbH, a German limited liability company and a wholly-owned subsidiary of the Seller (“FES” and together with SerEnergy, the “Target Companies”), together with certain outstanding shareholder loan receivables.

This Amendment provides the financial statements and unaudited pro forma financial information as required by Item 9.01 of Form 8-K. The balance sheet information of the Target Companies is reflected in the Company’s condensed consolidated balance sheet included in its Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021.  Other than as set forth in this Amendment, no changes have been made to the Form 8-K. The information previously reported in or filed with the Form 8-K, as subsequently amended and restated, is hereby incorporated by reference into this Amendment.

Cautionary Note

All of the pro forma financial information included in Item 9.01 of this Amendment, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, all of the pro forma financial information and the notes related thereto with respect to the transaction described herein.  Additional risks and uncertainties include the risk factors disclosed in the Company’s reports filed with the SEC. The Company does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Investors are cautioned not to rely on any of these forward-looking statements. Investors should not rely on the financial information contained herein and should instead refer to the Company’s recent reports filed with the SEC for updated financial information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by this Item is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c) Exhibits

Exhibit No.	DESCRIPTION
23.1	Consent of Ernst & Young (Hellas) Certified Auditors Accountants S.A., independent auditors for Advent Technologies A/S
23.2	Consent of Ernst & Young (Hellas) Certified Auditors Accountants S.A., independent auditors for Advent Technologies GmbH
99.1	Audited financial statements of Advent Technologies A/S (formerly SerEnergy A/S), as of and for the years ended December 31, 2020 and 2019
99.2	Audited financial statements of Advent Technologies GmbH (formerly fischer eco solutions GmbH), as of and for the years ended December 31, 2020 and 2019
99.3	Unaudited pro forma financial information of the Company for the period ended December 31, 2020
104	Cover Page Interactive Data file, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ Kevin Brackman
Dated: March 31, 2022		Name:	Kevin Brackman
		Title:	Chief Financial Officer